4862-2808-3718.v1 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 ROBBINS GELLER RUDMAN & DOWD LLP SHAWN A. WILLIAMS (213113) Post Montgomery Center One Montgomery Street, Suite 1800 San Francisco, CA 94104 Telephone: 415/288-4545 415/288-4534 (fax) shawnw@rgrdlaw.com – and – TRAVIS E. DOWNS III (148274) BENNY C. GOODMAN III (211302) ERIK W. LUEDEKE (249211) 655 West Broadway, Suite 1900 San Diego, CA 92101 Telephone: 619/231-1058 619/231-7423 (fax) travisd@rgrdlaw.com bennyg@rgrdlaw.com eluedeke@rgrdlaw.com SHUMAN, GLENN & STECKER KIP B. SHUMAN (145842) 100 Pine Street, Suite 1250 San Francisco, CA 94101 Telephone: 303/861-3003 303/536-7849 (fax) kip@shumanlawfirm.com Attorneys for Plaintiff [Additional counsel appear on signature page.] UNITED STATES DISTRICT COURT NORTHERN DISTRICT OF CALIFORNIA NICHOLAS R. INGRAO, Derivatively on Behalf of YELP INC., Plaintiff, vs. JEREMY STOPPELMAN, et al. Defendants, – and – YELP INC., a Delaware corporation, Nominal Defendant. ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) Case No. 3:20-cv-02753 STIPULATION OF SETTLEMENT Case 3:20-cv-02753-EMC Document 51-1 Filed 01/28/22 Page 2 of 67

STIPULATION OF SETTLEMENT - 3:20-cv-02753 - 1 - 4862-2808-3718.v1 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 This Stipulation of Settlement, dated January 28, 2022 (“Stipulation” or “Settlement”), is made and entered into by and among the following Settling Parties (as defined further in ¶IV.1.19), and by and through their respective counsel: (i) plaintiff Nicholas R. Ingrao (“Plaintiff”), the plaintiff in the above-captioned shareholder derivative action (the “Action”) (on behalf of himself and derivatively on behalf of Yelp Inc. (“Yelp” or the “Company”)); (ii) nominal defendant Yelp; and (iii) defendants Jeremy Stoppelman, Charles “Lanny” Baker, and Joseph R. “Jed” Nachman (collectively, the “Individual Defendants,” and together with Yelp, the “Defendants”). Pursuant to the Settlement, Yelp will receive $18 million in cash to be paid by the Individual Defendants’ insurance carriers and will institute a series of corporate governance reforms designed to enhance Yelp’s internal controls and operations. This Stipulation is intended by the Settling Parties to fully, finally, and forever resolve, discharge, release, and settle the Released Claims (as defined below in ¶IV.1.16) upon final Court approval and subject to the terms and conditions hereof. I. INTRODUCTION A. The Pre-Suit Litigation Demand On March 11, 2019, Plaintiff issued a written pre-suit litigation demand (the “Demand”) under Delaware law to Yelp’s Board of Directors (the “Board”). The Demand alleged that in early 2017, the Individual Defendants engaged in an unlawful scheme in which they misled Yelp shareholders about the purported success of the Company’s business and advertising model and its prospects for future revenue and earnings growth. According to the Demand, in breach of their fiduciary duties of care, good faith, and loyalty, the Individual Defendants made a series of materially false and misleading public statements that severely damaged Yelp by exposing the Company to liability for violating the federal securities laws in a class action against Yelp and the Individual Defendants, captioned Azar v. Yelp Inc., No. 3:18-cv-00400-EMC (N.D. Cal.) (the “Securities Class Action”). The Demand further alleged that prior to the truth of the Individual Defendants’ misconduct being revealed through the Company’s May 9, 2017 announcement of decreased 2017 guidance, Yelp’s co-founder and Chief Executive Officer, defendant Jeremy Stoppelman, sold artificially-inflated shares of his personal Yelp stock holdings based on material, adverse, non-public information. Case 3:20-cv-02753-EMC Document 51-1 Filed 01/28/22 Page 3 of 67

STIPULATION OF SETTLEMENT - 3:20-cv-02753 - 2 - 4862-2808-3718.v1 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 As a result of the Individual Defendants’ alleged breaches of their fiduciary duties, Plaintiff demanded that the Yelp Board take critical steps to preserve and protect the Company’s valuable claims against the Individual Defendants, including: (i) that the Board cause Yelp to “file a Complaint for breach of fiduciary duty of care, breach of fiduciary duty of loyalty, and aiding and abetting breaches of fiduciary duties, contribution and indemnification against [the Individual Defendants] in the United States District Court for the Northern District of California”; and (ii) that the Board “cause Yelp to immediately file an amended answer in the Securities [Class] Action, and/or file a cross-complaint against [defendants] in the Securities [Class] Action, asserting claims for relief for breach of fiduciary duty, aiding and abetting breaches of fiduciary duties, contribution, indemnification and such other relief as the Board deems necessary to protect Yelp’s interests against [the Individual Defendants].” The Board considered Plaintiff’s Demand at its June 2019 meeting and made the decision to “defer further substantive consideration of the Demand until the resolution of the [Securities Class Action] because the Demand ‘relates to the same underlying allegations . . . which Yelp has denied.’” Plaintiff was informed of the Board’s decision on July 8, 2019. B. The Action Approximately thirteen months after issuing the Demand to the Board, on April 21, 2020, Plaintiff initiated the above-captioned Action by filing a Verified Shareholder Derivative Complaint for Breach of Fiduciary Duty, Aiding and Abetting Breaches of Fiduciary Duty, Unjust Enrichment and Violation of the Federal Securities Laws (the “Complaint”) against the Individual Defendants on behalf of nominal defendant Yelp (ECF No. 1). The Complaint asserted claims against the Individual Defendants pursuant to Delaware law for breach of fiduciary duty, unjust enrichment, and aiding and abetting breaches of fiduciary duty, and under §§10(b) and 21D of the Securities Exchange Act of 1934 for contribution, based on substantially the same factual allegations raised in Plaintiff’s Demand. In addition, the Complaint alleged that Plaintiff’s Demand had been constructively and wrongfully refused by the Board. On June 25, 2020, Defendants filed a motion to dismiss the Action (the “Motion to Dismiss”) pursuant to Rules (“Rule(s)”) 12(b)(6) and 23.1 of the Federal Rules of Civil Procedure (ECF Case 3:20-cv-02753-EMC Document 51-1 Filed 01/28/22 Page 4 of 67

STIPULATION OF SETTLEMENT - 3:20-cv-02753 - 3 - 4862-2808-3718.v1 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 No. 19). Plaintiff filed his opposition to the Motion to Dismiss on July 27, 2020 (ECF No. 26), and Defendants filed a reply in support of the Motion to Dismiss on August 26, 2020 (ECF No. 28). A hearing was held in connection with the Motion to Dismiss on September 24, 2020 (ECF No. 32). On November 30, 2020, the Court entered an Order denying the Motion to Dismiss in its entirety (the “MTD Order”), concluding that the Board’s deferral “amounts to a constructive rejection of the Demand . . . due to the statute of limitations”. ECF No. 40 at 7. On December 14, 2020, the Court entered an Order staying further proceedings in the Action pending the resolution of the Securities Class Action (ECF No. 44). On December 16, 2020, Defendants filed a Motion for Leave to File a Reconsideration Motion of the Court’s MTD Order (ECF No. 46) (the “Reconsideration Motion”). On January 11, 2021, the Court denied Defendants’ Reconsideration Motion (ECF No. 47). C. Settlement Negotiations On March 8, 2021, Plaintiff sent a settlement demand to Defendants. Shortly thereafter, the Settling Parties agreed to participate in a private mediation to be conducted on May 6, 2021 (the “Mediation”) before the Honorable Daniel Weinstein (Ret.) and Jed Melnick (the “Mediators”). In advance of the Mediation, Plaintiff and Defendants each prepared detailed mediation statements which were submitted to the Mediators and exchanged on April 26, 2021. In addition, Defendants made a confidential production of documents to Plaintiff, which Plaintiff’s Counsel (as defined below in ¶IV.1.14) reviewed and analyzed. On May 6, 2021, representatives for the Settling Parties participated in the full-day Mediation. Although the Settling Parties failed to reach an agreement to resolve the Action at the Mediation, settlement negotiations under the supervision of the Mediators continued thereafter, spanning a period of approximately six months. Among other things, representatives for the respective Settling Parties engaged in extensive discussions with each other and with the Mediators concerning Plaintiff’s demand for substantial financial relief for the benefit of Yelp, Yelp’s corporate governance practices, and proposals exchanged by the Settling Parties related to enhancement of those corporate governance practices. At Plaintiff’s request, Defendants made an Case 3:20-cv-02753-EMC Document 51-1 Filed 01/28/22 Page 5 of 67

STIPULATION OF SETTLEMENT - 3:20-cv-02753 - 4 - 4862-2808-3718.v1 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 additional confidential production of documents to Plaintiff in October 2021, which Plaintiff’s Counsel reviewed and analyzed. Ultimately, these efforts culminated with the Settling Parties accepting a proposal made by the Mediators (the “Mediators’ Proposal”) to resolve the Action on November 23, 2021. Thereafter, on December 2, 2021, the Settling Parties executed a formal Memorandum of Understanding. Per the terms of the Mediators’ Proposal accepted by the Settling Parties, as a result of the Action and the Settlement, subject to Court approval, Yelp will receive $18 million in cash to be paid by the Individual Defendants’ insurance carriers. In addition, Yelp will institute a series of corporate governance reforms which are designed to enhance Yelp’s internal controls and operations. Plaintiff and Yelp believe that the proposed Settlement at this juncture on the terms and on the conditions set forth herein is fair, reasonable, adequate, and in the best interests of Yelp and its shareholders. Further, per the terms of the Mediators’ Proposal accepted by the Settling Parties and based upon the substantial benefits conferred by the Settlement on Yelp and its shareholders, the Company, acting through the Non-Defendant Members of Yelp’s Board, has agreed to pay Plaintiff’s Counsel’s attorneys’ fees and expenses in the amount of $3.75 million (the “Fee and Expense Amount”). D. Approval of the Settlement by the Non-Defendant Members of Yelp’s Board of Directors On January 27, 2022, the Non-Defendant Members of Yelp’s Board (as defined below in ¶IV.1.11) reviewed the proposed Settlement, and in a good faith exercise of their independent business judgment, determined unanimously that the Settlement confers substantial benefits upon Yelp and its shareholders, and that resolution of the Action on the terms set forth in this Stipulation of Settlement, including the $18 million cash payment to Yelp, corporate governance reforms, releases, and the Fee and Expense Amount, would serve the best interests of Yelp and its shareholders. A copy of the resolution reflecting the Non-Defendant Board Members’ determination has been provided to Plaintiff’s Counsel. Case 3:20-cv-02753-EMC Document 51-1 Filed 01/28/22 Page 6 of 67

STIPULATION OF SETTLEMENT - 3:20-cv-02753 - 5 - 4862-2808-3718.v1 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 II. PLAINTIFF’S CLAIMS AND BENEFITS OF SETTLEMENT Plaintiff and Plaintiff’s Counsel believe that the claims asserted in the Action have merit. However, Plaintiff and Plaintiff’s Counsel recognize and acknowledge the expense and length of continued proceedings necessary to prosecute the Action against the Individual Defendants through trial and potential appeal(s). Plaintiff and Plaintiff’s Counsel also have taken into account the uncertain outcome and the risk of any litigation, especially complex litigation such as the Action, as well as the difficulties and delays inherent in such litigation. Plaintiff and Plaintiff’s Counsel also are mindful of the inherent problems of proof of, and possible defenses to, the claims asserted in the Action. Plaintiff also submits that the prosecution of the Action and Settlement set forth in the Stipulation will result in Yelp’s recovery of $18 million in cash. Additionally, Plaintiff and Plaintiff’s Counsel believe that Yelp will reap substantial benefits through the adoption of the corporate governance reforms set forth in the Settlement. Plaintiff’s Counsel have conducted extensive investigation and analysis, including, inter alia: (i) reviewing Yelp’s press releases, public statements, U.S. Securities and Exchange Commission (“SEC”) filings, and securities analysts’ reports and advisories about the Company; (ii) reviewing related media reports about the Company; (iii) researching applicable Delaware and federal law with respect to the claims alleged in the Action and potential defenses thereto; (iv) analyzing filings and evaluating evidence from the Securities Class Action; (v) preparing the pre-suit Demand; (vi) preparing and filing the Complaint; (vii) negotiating for, reviewing, and analyzing confidential document productions made by Defendants; (viii) conducting damages analyses; (ix) preparing and submitting a detailed mediation statement; and (x) negotiating this Settlement with Yelp and the Individual Defendants, including by participating in the Mediation, researching corporate governance best practices, and negotiating and drafting corporate governance reforms. Based on their evaluation, Plaintiff and Plaintiff’s Counsel have determined that the Settlement set forth in this Stipulation is in the best interests of Yelp and its shareholders. III. THE DEFENDANTS’ DENIALS OF WRONGDOING AND LIABILITY Each of the Defendants has denied and continues to deny each and every one of the claims and contentions alleged by Plaintiff in the Action. Each of the Defendants expressly has denied and Case 3:20-cv-02753-EMC Document 51-1 Filed 01/28/22 Page 7 of 67

STIPULATION OF SETTLEMENT - 3:20-cv-02753 - 6 - 4862-2808-3718.v1 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 continues to deny all allegations of wrongdoing, liability, or damages arising out of, based upon, or related to any of the conduct, statements, acts or omissions alleged, or that could have been alleged, in the Action. Without limiting the foregoing, each of the Individual Defendants has denied and continues to deny, among other things, that they breached their fiduciary duties or any other duty owed to Yelp or its shareholders or engaged in any wrongdoing, or that Plaintiff, Yelp, or its shareholders suffered any damage or were harmed as a result of any conduct that was or that could have been alleged against them in the Action or otherwise. Nonetheless, Defendants also have taken into account the expense, uncertainty, and risks inherent in any litigation, especially in complex cases like the Action. Yelp, through a majority of the Non-Defendant Members of Yelp’s Board, has approved the Settlement and each of its terms, including the $18 million cash payment to Yelp, corporate governance reforms, releases, and the separately negotiated Fee and Expense Amount, as set forth in this Stipulation, as in the best interest of Yelp and its shareholders. Further, Defendants have determined that it is desirable and beneficial that the Action, and all of the Settling Parties’ disputes related thereto, be fully and finally settled in the manner and upon the terms and conditions set forth in this Stipulation. Pursuant to the terms set forth below, this Stipulation (including all of the Exhibits attached hereto) shall in no event be construed as or deemed to be evidence of, or an admission or concession by any of the Individual Defendants or by Yelp with respect to, any claim of fault, liability, wrongdoing, or damage whatsoever. IV. TERMS OF STIPULATION AND AGREEMENT OF SETTLEMENT NOW, THEREFORE, IT IS HEREBY STIPULATED AND AGREED by and among the Settling Parties, by and through their respective undersigned attorneys and subject to the approval of the Court pursuant to Federal Rule of Civil Procedure 23.1(c), that in exchange for the consideration set forth below, the Action and Released Claims shall be fully, finally, and forever compromised, settled, discharged, relinquished and released, and the Action shall be dismissed with prejudice and without costs (except as expressly herein provided) as to each of the Individual Defendants and Yelp, upon and subject to the terms and conditions of this Stipulation, as follows: Case 3:20-cv-02753-EMC Document 51-1 Filed 01/28/22 Page 8 of 67

STIPULATION OF SETTLEMENT - 3:20-cv-02753 - 7 - 4862-2808-3718.v1 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 1. Definitions As used in this Stipulation the following terms have the meanings specified below: 1.1 “Action” means the above-captioned shareholder derivative action. 1.2 “Yelp” or the “Company” means Yelp Inc., including, but not limited to, its predecessors, successors, partners, joint ventures, subsidiaries, affiliates, divisions, and assigns. 1.3 “Court” means the United States District Court for the Northern District of California, San Francisco Division. 1.4 “Final Approval Order” means the Order Approving Derivative Settlement and Order of Dismissal with Prejudice, substantially in the form attached as Exhibit B hereto. 1.5 “Effective Date” means the first date by or on which all of the events and conditions specified in ¶IV.6.1 of this Stipulation have been met and have occurred. 1.6 “Escrow Account” means an interest-bearing escrow account at Citibank, N.A. controlled by an agreed upon representative of each of the Escrow Agents and established with Yelp’s tax identification number. 1.7 “Escrow Agents” means Yelp and Robbins Geller Rudman & Dowd LLP. 1.8 “Final” means the time when the Final Approval Order and Judgment have not been reversed, vacated, or modified in any way and are no longer subject to appellate review, either because of disposition on appeal and conclusion of the appellate process or because of passage, without action, of time for seeking appellate review (including by petition for writ of certiorari). More specifically, it is that situation when: (i) either no appeal has been filed and the time has passed for any notice of appeal to be timely filed in the Action; or (ii) an appeal has been filed and the court(s) of appeal has/have either affirmed the Final Approval Order and Judgment or dismissed that appeal and the time for any reconsideration or further appellate review (including by petition for writ of certiorari) has passed and the appellate court mandate(s) has/have issued; or (iii) a higher court has granted further appellate review and that court has either affirmed the underlying Final Approval Order and Judgment or affirmed the court of appeal’s decision affirming the Final Approval Order and Judgment or dismissing the appeal. Case 3:20-cv-02753-EMC Document 51-1 Filed 01/28/22 Page 9 of 67

STIPULATION OF SETTLEMENT - 3:20-cv-02753 - 8 - 4862-2808-3718.v1 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 1.9 “Individual Defendants” means Jeremy Stoppelman, Charles “Lanny” Baker, and Joseph R. “Jed” Nachman. 1.10 “Judgment” means the judgment to be rendered by the Court in the Action upon its final approval of this Settlement, substantially in the form attached hereto as Exhibit C. 1.11 “Non-Defendant Members of Yelp’s Board” means the members of Yelp’s Board of Directors, as of the date upon which this Settlement is submitted for their approval, who are not named as defendants in the Action, i.e., all Yelp Board members other than defendant Stoppelman. 1.12 “Person” means an individual, corporation, limited liability company, professional corporation, limited liability partnership, partnership, limited partnership, association, joint venture, joint stock company, estate, legal representative, trust, unincorporated association, government or any political subdivision or agency thereof, and any business or legal entity, and each of its or their spouses, executors, heirs, predecessors, successors, representatives, shareholders, general or limited partners, members or managing members, attorneys, or assignees. 1.13 “Plaintiff” means Nicholas R. Ingrao. 1.14 “Plaintiff’s Counsel” means Robbins Geller Rudman & Dowd LLP and Shuman Glenn & Stecker. 1.15 “Related Parties” means: (i) as to Yelp, Yelp’s past or present directors, officers, managers, employees, partners, agents, attorneys, accountants, auditors, insurers, consultants, experts, successors, subsidiaries, divisions, joint ventures, assigns, general or limited partners or partnerships, limited liability partnerships or companies, any entity in which Yelp has a controlling interest, all officers, directors, and employees of Yelp’s current and former subsidiaries, and all counsel who advised Yelp in the Action; and (ii) as to the Individual Defendants: (a) each spouse, immediate family member, heir, executor, estate, administrator, representative, agent, attorney, accountant, auditor, insurer, advisor, consultant, expert, or affiliate of any of them; (b) any trust in respect of which any Individual Defendant, or any spouse or family member thereof serves as a settlor, beneficiary or trustee; (c) any entity in which an Individual Defendant, or any spouse or immediate family member thereof, holds a controlling interest or for which an Individual Defendant has served as an employee, director, officer, managing director, advisor, general partner, limited Case 3:20-cv-02753-EMC Document 51-1 Filed 01/28/22 Page 10 of 67

STIPULATION OF SETTLEMENT - 3:20-cv-02753 - 9 - 4862-2808-3718.v1 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 partner, managing member, or member, and any collective investment vehicle which is advised or managed by any of them; and (d) all counsel who advised any Individual Defendant in the Action. For avoidance of doubt, this definition does not apply to Exhibit D attached hereto. 1.16 “Released Claims” means any and all claims (including “Unknown Claims,” as defined below in ¶IV.1.20), debts, demands, rights, liabilities, and causes of action of every nature and description whatsoever, known or unknown, accrued or un-accrued, liquidated or un-liquidated, matured or un-matured, whether or not concealed or hidden, asserted or un-asserted, by or on behalf of Yelp or Plaintiff against the Individual Defendants, or any of the Related Parties (including, without limitation, claims for negligence, negligent supervision, gross negligence, reckless or intentional conduct, indemnification, breaches of duty, misrepresentation, unjust enrichment, constructive trust, breach of fiduciary duty, negligent or fraudulent misrepresentation, insider trading, mismanagement, corporate waste, breach of contract, or any other claims for damages, interest, attorneys’ fees, expert fees, or other costs, expenses, or liabilities, whether based on federal, state, local, foreign, statutory, regulatory, or common law, or in equity, or any other law, rule, or regulations) with respect to any and all conduct, matters, transactions, or occurrences that: (i) were alleged in the Action; (ii) arise from or relate to any of the conduct, matters, transactions, or occurrences that were alleged in the Action; (iii) could have been asserted with respect to any of the matters, transactions, or occurrences that were alleged in the Action; or (iv) arise out of or relate to the defense, settlement, or resolution of the Action. Notwithstanding the foregoing, nothing herein shall in any way release, impair, or restrict the rights of any Settling Party to enforce the terms of the Stipulation; including the Exhibits hereto. “Released Claims” shall not include: (i) any claims in the Securities Class Action; or (ii) any Individual Defendants’ claims or rights to indemnification and attorneys’ fees or expenses as described in ¶IV.4.3 herein. 1.17 “Released Persons” means each and all of the Individual Defendants, Yelp, and their respective Related Parties. 1.18 “Securities Class Action” means the action titled Azar v. Yelp Inc., No. 3:18-cv- 00400-EMC, pending in the United States District Court for the Northern District of California, San Francisco Division. Case 3:20-cv-02753-EMC Document 51-1 Filed 01/28/22 Page 11 of 67

STIPULATION OF SETTLEMENT - 3:20-cv-02753 - 10 - 4862-2808-3718.v1 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 1.19 “Settling Parties” means, collectively, Plaintiff, each of the Individual Defendants, and Yelp. 1.20 “Unknown Claims” means any Released Claims that Plaintiff, Yelp, or a current or former Yelp shareholder does not know or suspect to exist in his, her, or its favor at the time of the release of the Released Persons provided for herein, including claims which, if known by him, her, or it, might have affected his, her, or its settlement with, and release of the Released Persons, or might have affected his, her, or its decision not to object or otherwise to be heard with respect to this Settlement. With respect to any and all Released Claims, the Settling Parties stipulate and agree that, upon the Effective Date, Plaintiff, Yelp, and current or former Yelp shareholders shall be deemed to have, and by operation of the Judgment shall have expressly waived the provisions, rights, and benefits of California Civil Code §1542, which provides: A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS THAT THE CREDITOR OR RELEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE AND THAT, IF KNOWN BY HIM OR HER, WOULD HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR OR RELEASED PARTY. Further, with respect to any and all claims released pursuant to ¶IV.4.1 and ¶IV.4.3 below, the Settling Parties stipulate and agree that, upon the Effective Date, each of the Released Persons also shall expressly waive, and by operation of the Judgment shall have expressly waived any and all provisions, rights, and benefits conferred by any law of any jurisdiction or any state or territory of the United States, or principle of common law, which is similar, comparable, or equivalent to California Civil Code §1542. Plaintiff, Yelp, and Yelp shareholders may hereafter discover facts in addition to or different from those which he, she, or it now knows or believes to be true with respect to the subject matter of the Released Claims, known or unknown, suspected or unsuspected, contingent or non-contingent, whether or not concealed or hidden, which now exist, or heretofore have existed upon any theory of law or equity now existing or coming into existence in the future, including, but not limited to, conduct which is negligent, reckless, intentional, with or without malice, or a breach of any duty, law, or rule, without regard to the subsequent discovery or existence of such different or additional facts. The Settling Parties acknowledge, and Yelp’s shareholders Case 3:20-cv-02753-EMC Document 51-1 Filed 01/28/22 Page 12 of 67

STIPULATION OF SETTLEMENT - 3:20-cv-02753 - 11 - 4862-2808-3718.v1 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 shall be deemed by operation of the Judgment to have acknowledged, that the foregoing waiver was separately bargained for and is a key element of the Settlement of which this release is a part. 2. Consideration to Yelp 2.1 Cash Payment. In connection with the Settlement of the Action, the Individual Defendants shall cause their insurers to make a cash payment in the amount of $18 million to Yelp (the “Cash Payment”). The Cash Payment shall be paid into the Escrow Account within twenty (20) business days after preliminary approval of the Settlement by the Court, subject to the terms and provisions of this Stipulation. The Escrow Account shall be jointly controlled by a representative of Yelp and a representative of Robbins Geller Rudman & Dowd LLP (subject to oversight by the Court) on terms to be agreed to in an escrow agreement governing the Escrow Account. The Escrow Account shall be maintained at Citibank, N.A. and established with Yelp’s tax identification number, and any fee(s) associated with the creation and/or maintenance of the Escrow Account shall be paid by Yelp. Within five (5) calendar days after entry of the Final Approval Order by the Court, the funds remaining in the Escrow Account including interest thereon and after payment of the Fee and Expense Amount awarded to Plaintiff’s Counsel (as further described below) shall be released to Yelp notwithstanding the existence of any timely filed objections to the Final Approval Order or potential for appeal therefrom, or collateral attack on the Settlement, subject to Yelp’s obligation to make appropriate refunds or repayments if, as a result of any appeal and/or further proceedings on remand, or successful collateral attack, approval of the Settlement is denied or overturned. 2.2 Yelp, by and through the Non-Defendant Members of Yelp’s Board, acknowledges and agrees that the Cash Payment confers substantial benefits upon Yelp and its shareholders. Yelp also acknowledges and agrees that Plaintiff’s Demand and Plaintiff’s subsequent commencement, prosecution, and settlement of the Action were precipitating and material factors in the Company’s recovery of the Cash Payment. 2.3 The Settling Parties acknowledge and agree that: (a) With respect to the Escrow Account: (i) the amounts deposited in the Escrow Account pursuant to ¶IV.2.1, while on deposit therein, are not, and shall not be deemed to be, property of the estate of any Person Case 3:20-cv-02753-EMC Document 51-1 Filed 01/28/22 Page 13 of 67

STIPULATION OF SETTLEMENT - 3:20-cv-02753 - 12 - 4862-2808-3718.v1 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 (including, but not limited to, any Settling Party or any of the Insurers) within the meaning of 11 U.S.C. §541 or any similar provision of any other law; (ii) each of the Settling Parties hereby disclaims, releases, and waives any right it may have to assert that it has any equitable title to any amount in the Escrow Account; (iii) The Defendants’ insurers are funding all of the amounts being deposited into the Escrow Account; (iv) the commencement by or against any Settling Party of a case or proceeding pursuant to Title 11 of the United States Code, any state insolvency or receivership law, or any state law relating to general assignment for the benefit of creditors, composition, marshaling, or other similar arrangements and procedures, shall not operate to stay, terminate, cancel, suspend, excuse, delay, impede, or otherwise interfere with or impair: (1) the rights of Yelp to receive the Cash Payment from the Escrow Account, pursuant to this Stipulation, the Escrow Agreement, and the Final Approval Order and Judgment; or (2) the duties of the Escrow Agents under this Stipulation, the Escrow Agreement, and the Final Approval Order and Judgment, including, but not limited to, the Escrow Agents’ obligation to release the Cash Payment to the Company consistent with this Stipulation; (v) the Individual Defendants shall not have any interest in any amounts deposited in the Escrow Account at any time; (vi) the Individual Defendants’ insurers shall have no interest in any amounts deposited in the Escrow Account at any time unless, until, and solely to the extent that any funds are due to the Individual Defendants’ insurers pursuant to ¶IV.6.2(c) below; and (vii) in the event of the entry of a final order of a court of competent jurisdiction, prior to the Effective Date, determining that the payment of the Cash Payment or any portion thereof by any Person is a preferential transfer, voidable or avoidable transfer, fraudulent transfer, or similarly recoverable transaction and requiring any portion thereof to be returned, and such amount is not promptly deposited into the Escrow Account by the Individual Defendants or others on their behalf, then the Final Approval Order and Judgment shall be vacated and set aside, in Case 3:20-cv-02753-EMC Document 51-1 Filed 01/28/22 Page 14 of 67

STIPULATION OF SETTLEMENT - 3:20-cv-02753 - 13 - 4862-2808-3718.v1 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 which event the Settling Parties, Released Persons, and Related Parties shall be restored to their respective positions that existed immediately prior to January 28, 2022. (b) None of the Settling Parties shall have any right, title, or interest in or to, or possession of the Escrow Account, and therefore shall not have the ability to pledge, convey, hypothecate, or grant as security all or any portion of the funds in the Escrow Account, unless and until, and solely to the extent that, any such funds have been released from the Escrow Account pursuant to this Stipulation and the applicable escrow agreement, and are received by the party to which the release of funds is to be made. The Escrow Agents shall be in joint possession of the funds therein solely in their capacity as such, and shall not act as custodian of the Settling Parties for purposes of perfecting a security interest therein, and no creditor of any of the Settling Parties shall either have any right to have or to hold or otherwise attach or seize all or any portion of either of the Escrow Account as collateral for or in satisfaction of any obligation, or be able to obtain a security interest in any of the funds in the Escrow Account unless and until, and solely to the extent that, any such funds have been released from the Escrow Account pursuant to this Stipulation and the applicable escrow agreement, and are received by the Person to which the release of funds is to be made. 2.4 Corporate Governance Reforms. Within forty-five (45) days or at the next regularly scheduled meeting of the Yelp Board (whichever comes later) following final approval of the Settlement by the Court, the Board shall adopt resolutions and/or take such other actions as it deems necessary or appropriate to implement the Corporate Governance Reforms specified in Exhibit D. The Corporate Governance Reforms shall remain in effect for no less than four (4) years from the date of such adoption. 2.5 Yelp, by and through the Non-Defendant Members of Yelp’s Board, acknowledges and agrees that the Corporate Governance Reforms confer substantial benefits upon Yelp and its shareholders. Yelp also acknowledges and agrees that Plaintiff’s Demand and Plaintiff’s subsequent commencement, prosecution, and settlement of the Action were precipitating and material factors in the adoption of the Corporate Governance Reforms set forth in Exhibit D to this Stipulation. Any claimed breach of this ¶IV.2.5 is subject to resolution pursuant to ¶IV.7.10 of this Stipulation. Case 3:20-cv-02753-EMC Document 51-1 Filed 01/28/22 Page 15 of 67

STIPULATION OF SETTLEMENT - 3:20-cv-02753 - 14 - 4862-2808-3718.v1 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 3. Settlement Procedures 3.1 Within ten (10) business days after execution of this Stipulation by all Settling Parties, Plaintiff shall submit this Stipulation together with its Exhibits to the Court and shall move for entry of an order substantially in the form of Exhibit A to the Stipulation (the “Preliminary Approval Order”), requesting, among other things, the preliminary approval of the Settlement set forth in this Stipulation, and approval for the filing and publication of the Settlement Notice, substantially in the forms attached hereto as Exhibits A-1 (“Long-Form Notice”) and A-2 (“Short- Form Notice” and collectively with the Long-Form Notice, the “Settlement Notice”), which shall include the general terms of the Settlement set forth in this Stipulation and the date of the Settlement Hearing as described below. 3.2 Within ten (10) calendar days following the Court’s entry of the Preliminary Approval Order, Yelp, at its expense, shall cause the Stipulation and Long-Form Notice to be filed as exhibits to an SEC Current Report on Form 8-K, shall publish the Short-Form Notice one time in The Wall Street Journal, and shall post a link to this Stipulation and the Long-Form Notice on the “Investor Relations” portion of the Company’s website, the address of which shall be contained in the Settlement Notice. 3.3 Plaintiff will request that not less than forty-five (45) days after the Settlement Notice is completed pursuant to the terms of ¶IV.3.2 above or as otherwise directed by the Court, the Court hold a hearing (the “Settlement Hearing”) to consider and determine whether the Final Approval Order and the Judgment, substantially in the forms of Exhibits B and C attached hereto, respectively, should be entered: (i) approving the terms of the Settlement as fair, reasonable and adequate; and (ii) dismissing with prejudice the Action against the Individual Defendants. 3.4 Except as otherwise provided herein, all proceedings and discovery in the Action shall remain stayed pursuant to the order of stay entered in the Action, and the Settling Parties shall not file or prosecute any other actions or proceedings relating to the Settlement. If the Settlement is terminated pursuant to the terms of this Stipulation or if the Effective Date fails to occur, then the provisions of ¶IV.6.2 shall apply. Case 3:20-cv-02753-EMC Document 51-1 Filed 01/28/22 Page 16 of 67

STIPULATION OF SETTLEMENT - 3:20-cv-02753 - 15 - 4862-2808-3718.v1 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 4. Releases 4.1 Upon the Effective Date, Yelp, Yelp shareholders, and Plaintiff (acting on his own behalf and derivatively on behalf of Yelp), for good and sufficient consideration, the receipt and adequacy of which is hereby acknowledged, shall be deemed to have, and by operation of the Judgment shall have, fully, finally, and forever released, relinquished, discharged, and dismissed with prejudice the Released Claims against the Released Persons and all claims, including Unknown Claims, arising out of, relating to, or in connection with the defense, settlement, or resolution of the Action. Nothing herein shall in any way release, waive, impair, or restrict the rights of any Settling Party to enforce the terms of the Stipulation. 4.2 Upon the Effective Date, Yelp, Yelp shareholders, and Plaintiff (acting on his own behalf and derivatively on behalf of Yelp and its shareholders) shall be forever barred and enjoined from commencing, instituting, or prosecuting any of the Released Claims, including Unknown Claims, against any of the Released Persons; provided, however, that nothing herein shall in any way release, waive, impair, or restrict the rights of any Settling Party to enforce the terms of the Stipulation. 4.3 Upon the Effective Date, each of the Released Persons shall be deemed to have, and by operation of the Judgment shall have, fully, finally, and forever released, relinquished and discharged each and all of Plaintiff and Plaintiff’s Counsel, Yelp, and all current Yelp shareholders (solely in their capacity as Yelp shareholders) from all claims including Unknown Claims, arising out of, relating to, or in connection with the institution, prosecution, assertion, settlement, or resolution of the Action or the Released Claims. Nothing herein shall in any way release, waive, impair, or restrict the rights of any Settling Party to enforce the terms of this Stipulation. 5. Plaintiff’s Counsel’s Attorneys’ Fees and Expenses 5.1 After negotiating the principal terms of the Settlement, counsel for Plaintiff and Defendants, with the assistance of the Mediators, negotiated the attorneys’ fees and expenses to be paid to Plaintiff’s Counsel based on the substantial benefits conferred upon Yelp and Yelp shareholders by the Settlement. In light of the substantial benefits conferred upon Yelp and Yelp shareholders by Plaintiff’s Counsel’s efforts, Yelp, acting by and through the Non-Defendant Case 3:20-cv-02753-EMC Document 51-1 Filed 01/28/22 Page 17 of 67

STIPULATION OF SETTLEMENT - 3:20-cv-02753 - 16 - 4862-2808-3718.v1 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 Members of Yelp’s Board, has agreed to pay the Fee and Expense Amount of $3.75 million, subject to Court approval. The Settling Parties acknowledge and agree that any attorneys’ fees and expenses the Court awards to Plaintiff’s Counsel shall be paid solely from the Cash Payment, and that none of Yelp or the Individual Defendants shall have any separate responsibility therefor. 5.2 The Fee and Expense Amount shall, with Court approval, be paid from the Escrow Account to Robbins Geller Rudman & Dowd LLP, as receiving agent for Plaintiff’s Counsel, within five (5) calendar days after entry of the Final Approval Order by the Court, notwithstanding the existence of any timely filed objections thereto, or potential for appeal therefrom, or collateral attack on the Settlement, subject to Plaintiff’s Counsel’s several obligation to make appropriate refunds or repayments if, and when, as a result of any appeal and/or further proceedings on remand, or successful collateral attack, the fees and costs awarded to Plaintiff’s Counsel are reduced or reversed. Defendants shall have no obligations with respect to Plaintiff’s Counsel’s fees and/or expenses beyond the fees and expenses awarded to Plaintiff’s Counsel which shall be paid solely from the Escrow Account. 5.3 Yelp, the Individual Defendants, each of their Related Parties, all other Released Persons, and the Individual Defendants’ insurers shall have no responsibility for, and no liability whatsoever with respect to, the division or allocation of the Fee and Expense Amount with respect to any person, entity, or law firm who or that may assert some claim thereto. 5.4 Plaintiff’s Counsel may apply to the Court for a service award of up to $3,500 for Plaintiff (the “Service Award”), only to be paid upon Court approval, and to be paid out of the Fee and Expense Amount, in recognition of Plaintiff’s participation and effort in the issuance of the Demand and subsequent prosecution and settlement of the Action. The failure of the Court to approve any requested Service Award, in whole or in part, shall have no effect on the Settlement set forth in this Stipulation. Defendants take no position on the Service Award, and neither Yelp nor any of the Individual Defendants shall be liable for any portion of the Service Award. Case 3:20-cv-02753-EMC Document 51-1 Filed 01/28/22 Page 18 of 67

STIPULATION OF SETTLEMENT - 3:20-cv-02753 - 17 - 4862-2808-3718.v1 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 6. Conditions and Effective Date of Settlement; Effect of Disapproval, Cancellation or Termination 6.1 The Effective Date shall be the first date on which all of the following conditions have occurred: (a) a majority of the Non-Defendant Members of Yelp’s Board has approved the Settlement and each of its terms as in the best interests of the Company, and its shareholders, including the separately negotiated Fee and Expense Amount; (b) the Court has entered the Final Approval Order and Judgment, substantially in the forms of Exhibits B and C attached hereto (including with any provision for approval under Rule 54(b)); and (c) the Final Approval Order and Judgment have become Final. 6.2 If for any reason the Effective Date does not occur, then this Stipulation and Settlement (including, without limitation, all releases) shall be deemed null and void and shall be canceled and terminated subject to the provisions of this paragraph, unless counsel for the Settling Parties mutually agree in writing to proceed with an alternative or modified stipulation of settlement and submit it for Court approval. If for any reason the Effective Date does not occur, or if this Stipulation shall terminate, or be cancelled, or otherwise fail to become effective for any reason, and counsel for the Settling Parties do not mutually agree to proceed as described in the previous sentence: (a) The Settling Parties, Released Persons and Related Parties shall be restored, without prejudice, to their respective positions that existed as of January 28, 2022; (b) All negotiations, proceedings, documents prepared, positions taken, and statements made in connection with this Stipulation, or in the mediation, negotiation, or drafting of the Settlement, shall be without prejudice to the Settling Parties, shall not be deemed or construed to be an admission by or other evidence against any Settling Party of or with respect to any act, matter, claim, defense, or proposition, and shall not be used, offered, or referred to in any manner for any purpose (other than to enforce the terms remaining in effect) in any subsequent proceeding in the Action or in any other action, proceeding, or context; Case 3:20-cv-02753-EMC Document 51-1 Filed 01/28/22 Page 19 of 67

STIPULATION OF SETTLEMENT - 3:20-cv-02753 - 18 - 4862-2808-3718.v1 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 (c) The amount paid into the Escrow Account, if any, shall be returned to the Individual Defendants’ insurers, including Plaintiff’s Counsel’s several obligation to return any Fee and Expense Amount already paid to Plaintiff’s Counsel; (d) The terms and provisions of this Stipulation, with the exception of the refund provisions of ¶IV.5.2, as well as ¶¶I.C, II, III, IV.6.2, 7.2, 7.3, 7.4, 7.6, 7.7, 7.8, 7.9, 7.10, 7.13, and 7.14, shall have no further force and effect with respect to the Settling Parties and shall not be used, offered, or referred to in the Action or in any other proceeding or context for any purpose, and any judgment or orders entered by the Court in accordance with the terms of the Stipulation shall be treated as vacated, nunc pro tunc, and without prejudice to any Settling Party; and (e) The parties in the Action shall promptly meet and confer in good faith to negotiate a new proposed scheduling order for the Action and, promptly upon agreeing upon a proposed scheduling order, make appropriate filings: (i) to vacate the stay of proceedings in the Action; and (ii) to propose the agreed-upon scheduling order for the Action. 6.3 No order of the Court or modification, vacatur, remand, or reversal on appeal of any order of the Court concerning the amount of attorneys’ fees, costs, and expenses awarded by the Court to Plaintiff’s Counsel shall constitute grounds for cancellation or termination of the Stipulation, affect the enforceability of the Stipulation, or delay or preclude the Final Approval Order and Judgment from becoming Final. 7. Miscellaneous Provisions 7.1 The Settling Parties: (i) acknowledge that it is their intent to consummate the terms and conditions of this Stipulation; and (ii) agree to cooperate to the extent reasonably necessary to effectuate and implement all terms and conditions of the Stipulation and to exercise their reasonable best efforts to accomplish the foregoing terms and conditions of the Stipulation. 7.2 The Settling Parties intend this Settlement to be a final and complete resolution of all disputes between Plaintiff and Yelp and its shareholders, on the one hand, and the Released Persons, on the other hand, arising out of, based upon or related to the Released Claims. The Settlement compromises claims that are contested and shall not be deemed an admission by, or evidence against, any Settling Party or Released Person as to the merits of any claim, allegation, or defense. Case 3:20-cv-02753-EMC Document 51-1 Filed 01/28/22 Page 20 of 67

STIPULATION OF SETTLEMENT - 3:20-cv-02753 - 19 - 4862-2808-3718.v1 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 While denying any liability or wrongdoing, the Individual Defendants and Yelp will not contest that the Demand was made and that the Action was filed in good faith and based on Plaintiff’s reasonable inquiry, and acknowledge that the Action is being settled voluntarily after consultation with competent legal counsel after considering the potential strengths and weaknesses of the Plaintiff’s claims and the Defendants’ defenses, and the risks, rewards, costs, and burdens of continued litigation. The releases between the parties will include releases of Yelp and all counsel who advised any Settling Party in the Action. The Settling Parties agree that throughout the course of the litigation, all Settling Parties and their counsel complied with the provisions of Rule 11 and that the Final Approval Order submitted to the Court will contain a statement to reflect this compliance. 7.3 Neither the Stipulation nor the Settlement, including any Exhibits attached hereto, nor any act performed or document executed pursuant to or in furtherance of this Stipulation or the Settlement: (i) is or may be deemed to be or may be offered, attempted to be offered or used in any way as a concession, admission, or evidence of the validity of any Released Claims, or of any fault, wrongdoing or liability of any Released Person or Yelp; or (ii) is or may be deemed to be or may be used as a presumption, admission, or evidence of any liability, fault, or omission of any of the Released Persons or Yelp in any civil, criminal, administrative, or other proceeding in any court, administrative agency, tribunal or other forum; or (iii) is or may be deemed to be construed, offered, or received in evidence as an admission, concession, or presumption against Plaintiff that any of his claims are without merit, or that any defenses asserted by the Individual Defendants have any merit. Neither this Stipulation nor the Settlement shall be admissible in any proceeding for any purpose, except to enforce the terms of the Settlement, and except that Plaintiff or any of the Released Persons may file or use the Stipulation, the Final Approval Order, and/or the Judgment in any action or other proceeding that may be brought by or against them in order to support a defense, claim, or counterclaim based on principles of res judicata, collateral estoppel, full faith and credit, release, good faith settlement, standing, judgment bar, or reduction or any other theory of claim preclusion or issue preclusion or similar defense, claim, or counterclaim. Case 3:20-cv-02753-EMC Document 51-1 Filed 01/28/22 Page 21 of 67

STIPULATION OF SETTLEMENT - 3:20-cv-02753 - 20 - 4862-2808-3718.v1 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 7.4 All agreements made and orders entered during the course of the Action relating to the confidentiality of information or sealing of documents shall survive this Stipulation and the Judgment. 7.5 All Exhibits attached to this Stipulation are material and integral parts hereof and are fully incorporated herein by this reference. 7.6 This Stipulation may be amended or modified only by a written instrument signed by or on behalf of all Settling Parties’ counsel or their respective successors-in-interest. 7.7 This Stipulation and the Exhibits attached hereto constitute the entire agreement among the Settling Parties and no representations, warranties, or inducements have been made to any Settling Party concerning this Stipulation and/or any of its Exhibits, other than the representations, warranties, and covenants contained and memorialized in such documents; and the existence or materiality of, or reliance upon, any such other agreements, representations, warranties, or covenants are hereby disclaimed by each Settling Party. This Stipulation supersedes and replaces any prior or contemporaneous writing, statement, agreement, or understanding pertaining to the Action and no parole or other evidence may be offered to explain, construe, vary, contradict, or clarify its terms, the intent of the Settling Parties or their counsel, or the circumstances under which the Stipulation was made or executed. It is understood by the Settling Parties that, except for matters expressly represented herein, the facts or law with respect to which this Stipulation is entered into may turn out to be other than or different from the facts or law now known to each party or believed by such party to be true; and each party therefore expressly assumes the risk of facts or law turning out to be different, and agrees that this Stipulation shall be in all respects effective and not subject to termination or modification by reason of any such different facts or law. 7.8 Except as otherwise expressly provided herein, all parties, including all Individual Defendants, their counsel, Yelp and its counsel, and Plaintiff and Plaintiff’s Counsel, shall bear their own fees, costs, and expenses. 7.9 Each counsel or other Person executing this Stipulation or any of its Exhibits on behalf of any party hereto hereby warrants that such Person has the full authority to do so. Case 3:20-cv-02753-EMC Document 51-1 Filed 01/28/22 Page 22 of 67

STIPULATION OF SETTLEMENT - 3:20-cv-02753 - 21 - 4862-2808-3718.v1 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 7.10 Any failure by any party to this Stipulation to insist upon the strict performance by any other party of any of the provisions of the Stipulation shall not be deemed a waiver of that, or any other provision, and such party, notwithstanding such failure, shall have the right thereafter to insist upon the strict performance of any and all of the provisions of the Stipulation to be performed by such other party or any other party. 7.11 The Stipulation and Exhibits may be executed in one or more counterparts. A faxed or PDF signature shall be deemed an original signature for purposes of this Stipulation. All executed counterparts including facsimile and/or PDF counterparts shall be deemed to be one and the same instrument. A complete set of counterparts, either originally executed or copies thereof, shall be filed with the Court. 7.12 This Stipulation shall be binding upon, and inure to the benefit of, the Individual Defendants and the Released Persons and their respective successors, assigns, heirs, spouses, marital communities, executors, administrators, trustees in bankruptcy, and legal representatives. 7.13 Without affecting the finality of the Final Approval Order and Judgment entered in accordance with this Stipulation, the Court shall retain jurisdiction with respect to implementation and enforcement of the terms of this Stipulation, the Final Approval Order, and the Judgment, and the Settling Parties and their counsel submit to the jurisdiction of the Court for purposes of implementing and enforcing the Settlement embodied in the Stipulation, the Final Approval Order, and the Judgment and for matters arising out of, concerning or relating thereto. Case 3:20-cv-02753-EMC Document 51-1 Filed 01/28/22 Page 23 of 67

STIPULATION OF SETTLEMENT - 3:20-cv-02753 - 22 - 4862-2808-3718.v1 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 7.14 This Stipulation and the Exhibits attached hereto shall be considered to have been negotiated, executed, and delivered, and to be wholly performed, in the State of California, and the rights and obligations of the Settling Parties to the Stipulation shall be construed and enforced in accordance with, and governed by, the internal substantive laws of the State of California without giving effect to that State’s choice-of-law principles. IN WITNESS WHEREOF, the Settling Parties have caused the Stipulation to be executed, by themselves and/or by their duly authorized attorneys, dated January 28, 2022. DATED: January 28, 2022 ROBBINS GELLER RUDMAN & DOWD LLP TRAVIS E. DOWNS III BENNY C. GOODMAN, III ERIK W. LUEDEKE s/ ERIK W. LUEDEKE ERIK W. LUEDEKE 655 West Broadway, Suite 1900 San Diego, CA 92101 Telephone: 619/231-1058 619/231-7423 (fax) travisd@rgrdlaw.com bennyg@rgrdlaw.com eluedeke@rgrdlaw.com ROBBINS GELLER RUDMAN & DOWD LLP SHAWN A. WILLIAMS Post Montgomery Center One Montgomery Street, Suite 1800 San Francisco, CA 94104 Telephone: 415/288-4545 415/288-4534 (fax) shawnw@rgrdlaw.com SHUMAN, GLENN & STECKER KIP B. SHUMAN 100 Pine Street, Suite 1250 San Francisco, CA 94101 Telephone: 303/861-3003 303/536-7849 (fax) kip@shumanlawfirm.com Case 3:20-cv-02753-EMC Document 51-1 Filed 01/28/22 Page 24 of 67

STIPULATION OF SETTLEMENT - 3:20-cv-02753 - 23 - 4862-2808-3718.v1 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 SHUMAN, GLENN & STECKER RUSTY E. GLENN 600 17th Street, Suite 2800 South Denver, CO 80202 Telephone: 303/861-3003 303/536-7849 (fax) rusty@shumanlawfirm.com SHUMAN, GLENN & STECKER BRETT D. STECKER 326 W. Lancaster Avenue Ardmore, PA 19003 Telephone: 303/861-3003 303/536-7849 (fax) brett@shumanlawfirm.com Attorneys for Plaintiff DATED: January 28, 2022 ARNOLD & PORTER KAYE SCHOLER LLP AARON F. MINER TYLER FINK s/ AARON F. MINER AARON F. MINER AARON F. MINER TYLER FINK ARNOLD & PORTER KAYE SCHOLER LLP 250 West 55th Street New York, NY 10019-9710 Telephone: 212/836-8000 212/836-8689 (fax) Aaron.Miner@arnoldportercom GILBERT R. SEROTA ARNOLD & PORTER KAYE SCHOLER LLP Three Embarcadero Center, 10th Floor San Francisco, CA 94111-4024 Telephone: 415/471-3100 415/471-3400 (fax) Gilbert.Serota@arnoldporter.com Attorneys for Individual Defendants Jeremy Stoppelman, Charles “Lanny” Baker, and Joseph R. “Jed” Nachman, and Nominal Defendant Yelp Inc. Case 3:20-cv-02753-EMC Document 51-1 Filed 01/28/22 Page 25 of 67

STIPULATION OF SETTLEMENT - 3:20-cv-02753 - 1 - 4862-2808-3718.v1 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 ATTESTATION PURSUANT TO LOCAL RULE 5-1(h)(3) I, ERIK W. LUEDEKE, am the ECF User whose identification and password are being used to file the foregoing Stipulation of Settlement. In compliance with Local Rule 5-1(h)(3), I hereby attest that Aaron F. Miner has concurred in this filing. s/ ERIK W. LUEDEKE ERIK W. LUEDEKE Case 3:20-cv-02753-EMC Document 51-1 Filed 01/28/22 Page 26 of 67